                           SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

        Filed by the Registrant [X]

        Filed by a Party other than the Registrant [_]

        Check the appropriate box:

        [_]     Preliminary Proxy Statement     [_] Confidential, for Use of the

                                                Commission Only (as permitted by

                                                Rule 14a-6(e)(2))

        [X]     Definitive Proxy Statement

        [_]     Definitive Additional Materials

        [_]     Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                          THIRD WAVE TECHNOLOGIES, INC.

                (Name of Registrant as Specified In Its Charter)

        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

        [X]     No fee required.

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                (1) Title of each class of securities to which transaction applies:

                (2) Aggregate number of securities to which transaction applies:

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                (4)     Proposed maximum aggregate value of transaction:

                (5)     Total fee paid:

        [_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1)     Amount Previously Paid:

                (2)     Form, Schedule or Registration Statement No.:

                (3)     Filing Party:

                (4)     Date Filed:

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 24, 2001
                             ---------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Third Wave Technologies, Inc., a Delaware corporation, (hereinafter called the "Company"), will be held at the Company, 502 South Rosa Road, Madison, Wisconsin 53719 on October 24, 2001 at 9:00 a.m. for the following purposes:

          (1) To elect three (3) class I directors to serve for a term of three
     (3) years expiring upon the 2004 Annual Meeting of Stockholders or until their successors are elected (Management has proposed the following slate:
     Lance Fors, David A. Thompson, and Kenneth R. McGuire);

          (2) To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001;

          (3) To transact any other business which is properly presented and which would ordinarily be presented at an annual meeting of stockholders.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on September 12, 2001 are entitled to notice of and to vote at this meeting.

     All stockholders are invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if a Proxy is returned.

                                          By Order of the Board of Directors

                                          /s/ LANCE FORS

                                          Lance Fors
                                          Chief Executive Officer

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------
                            PROXY STATEMENT FOR THE
                    2001 ANNUAL MEETING OF THE STOCKHOLDERS
                                OCTOBER 24, 2001
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Management of Third Wave Technologies, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, October 24, 2001 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Third Wave Technologies, Inc., 502 South Rosa Road, Madison, Wisconsin 53719. The telephone number at that location is (608) 273-8933.

     These proxy solicitation materials were mailed by two day priority mail on or about September 27, 2001 to all stockholders entitled to vote at the meeting.

RECORD DATE AND STOCK OWNERSHIP

     Stockholders of record at the close of business on September 12, 2001 ("Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 38,346,545 shares of the Company's common stock were issued and outstanding. The closing price of the Company's common stock on the Record Date as reported by the National Association of Securities Dealers, Inc., Automated Quotation National Market was $6.75 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the stockholder meeting and voting in person.

VOTING AND SOLICITATION

     Each Stockholder is entitled to one (1) vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting and will determine whether or not a quorum is present.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to any matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is not definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the three Class I directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Company no later than February 1, 2002 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Company's Board of Directors currently consists of eight persons, divided into three classes serving staggered terms of three years. Currently, there are three directors in Class I, three directors in Class II and two directors in Class III. Three Class I directors are to be elected at the Annual Meeting. The Class II and Class III directors will be elected at the Company's 2002 and 2003 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the Annual Meeting will hold office until the 2004 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

     In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

     The names of the three Class I nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date, and certain information about them are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

                         NOMINEES FOR CLASS I DIRECTORS

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Lance Fors................................  43    President and Chief Executive Officer,
                                                  Third Wave Technologies, Inc.
David A. Thompson.........................  59    Retired; Former Senior Vice President &
                                                  President, Diagnostic Division, Abbott
                                                  Laboratories
Kenneth R. McGuire........................  59    Chief Executive Officer, Burbank Group of
                                                  Companies

                         CONTINUING CLASS II DIRECTORS

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Tom Daniel(1).............................  36    Partner, Schroder Ventures
G. Steven Burrill(2)......................  56    Chief Executive Officer, Burrill & Company
Lloyd M. Smith(1).........................  46    Kellett Professor of Chemistry, University
                                                  of Wisconsin and Member, Scientific
                                                  Advisory Board, Third Wave Technologies,
                                                  Inc.

                         CONTINUING CLASS III DIRECTORS

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Preston Tsao(1)(2)........................  56    Managing Director, SCO Securities LLC
John Neis(1)(2)...........................  46    Senior Partner, Venture Investors
                                                  Management LLC

---------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     There are no family relationships among any of the directors or executive officers of the Company.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

     Lance Fors, Ph.D., our co-founder, has served as our President, Chief Executive Officer and one of our directors since our inception in 1993. Dr. Fors received his Ph.D. in molecular biology from the California Institute of Technology in 1990, and was a post-doctoral research fellow, both under the direction of Dr. Leroy Hood. Dr. Fors has over twenty years of research and development experience and is the inventor on four patents with an additional eight pending in the area of DNA and RNA sequence analysis.

     David A. Thompson has served as one of our directors since August 1997. Mr. Thompson retired from Abbott Laboratories in 1995 where he worked for over 30 years. He held several corporate officer positions with Abbott Laboratories including: Senior Vice President & President Diagnostic Division 1983-1995, Vice President Human Resources 1982-1983, Vice President Corporate Materials Management 1981-1982 and Vice President Operations 1974-1981. Mr. Thompson currently serves on the Board of Directors of LifeCell, a bioengineering company; Tripath, a diagnostic image company; Hycor BioMedical, Inc., a diagnostic company; Nabi, a biopharmaceutical company and St. Jude Medical Inc., a medical device company.

     Kenneth R. McGuire has served as one of our directors since October 1998. In 1985, Mr. McGuire founded the Burbank Group of Companies, manufacturers of commercial aircraft noise suppression equip-ment. He has served as Chief Executive Officer of the member companies of the Burbank Group since their respective inceptions. Mr. McGuire also serves on the Board of Directors of LXR Biotechnology. Mr. McGuire received a B.S. from the United States Naval Academy and a J.D. from Columbia University.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

     Tom Daniel has served as one of our directors since October 1999. He is a partner with Schroder Ventures, a venture capital investment firm, where he has focused on life science investments in the United States and Europe since 1998. From 1995 to 1998, Mr. Daniel was an associate with Domain Associates, a venture capital firm focused on the life science. Mr. Daniel serves on the boards of directors of several private companies. Mr. Daniel received an M.B.A. from Harvard University and an M.A. from Oxford University.

     G. Steven Burrill has served as one of our directors since October 1998. Mr. Burrill is Chief Executive Officer of Burrill & Company, a life science focused private merchant bank which he founded in 1994. Prior to founding Burrill & Company, Mr. Burrill was a partner of Ernst & Young from 1977 through 1993. Mr. Burrill is a director of Transgene, Inc., DepoMed, Inc. and Paradigm Genetics, Inc. Mr. Burrill received a B.B.A. from the University of Wisconsin, Madison.

     Lloyd M. Smith, Ph.D. has served as one of our directors since our formation and also serves on our scientific advisory board. Dr. Smith is Kellett Professor of Chemistry at the University of Wisconsin, Madison. Dr. Smith was the primary inventor of automated DNA sequence analysis. Dr. Smith regularly consults and advises us in our research and development efforts. He serves on the scientific advisory boards of Curagen Corporation and HTS BioSystems, Inc.

     Preston Tsao has served as one of our directors since November 1995. Since September 2001, Mr. Tsao has been Managing Director of SCO Securities LLC. Prior to joining SCO Securities LLC, from 1995 to 2001, Mr. Tsao had been Managing Director of Corporate Finance at Sunrise Securities Corp., an investment bank specializing in the life science and communications industries. Mr. Tsao received a B.A. from Princeton University and a J.D. from Columbia University. Mr. Tsao currently serves on the Board of Directors of Access Pharmaceuticals, Inc.

     John Neis has served as one of our directors since August 1994. Mr. Neis is Senior Partner of Venture Investors Management LLC, a firm that is the manager and general partner of a Madison, Wisconsin-based venture capital management fund. He also serves on the Advisory Board of the Weinert Applied Ventures Program at the University of Wisconsin. Mr. Neis received a B.S. in finance from the University of Utah and an M.S. in business from the University of Wisconsin, and is a Chartered Financial Analyst.

VOTE REQUIRED

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES AND DIRECTORS COMPENSATION

     The Board of Directors of the Company held a total of 19 meetings during the fiscal year ended December 31, 2000. All directors and nominees attended at least 75% of the meetings held during 2000.

     The Board of Directors has a Compensation Committee and an Audit Committee. It does not have a nominating committee or committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

     The Compensation Committee consists of Messrs. Smith, Neis, Tsao, and Daniel. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of officers. The Compensation Committee held a total of one meeting during fiscal 2000.

     The Audit Committee consists of Messrs. Neis, Tsao and Burrill. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope of audit and other services by our independent auditors, reviews the accounting principles and auditing practices and procedures to be used for our financial statements and reviews the results of those audits. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is currently, or has even been at any time since our formation, one of our officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or compensation committee of any entity that has one of more officers serving as a member of our Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

     Our non-employee directors are reimbursed for expenses incurred in connection with attending Board and committee meetings but are not compensated for their services as Board or committee members. We have in the past granted non-employee directors options to purchase our common stock pursuant to the terms of our stock plans, and our Board continues to have the discretion to grant options to new non-employee directors. Our outside directors will each annually receive automatic, nondiscretionary grants of options to purchase 5,000 shares of our common stock.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL NO. 2

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending December 31, 2001. Ernst & Young LLP have audited the Company's financial statements since its inception.

FEES PAID OR DUE TO ERNST & YOUNG LLP

     Audit Fees -- Fees paid or due by the Company to Ernst & Young LLP for the 2000 annual audit and quarterly reviews were $57,500.

     Financial Information Systems Design and Implementation -- The Company did not engage Ernst & Young LLP to undertake any financial information systems design and implementation work during the year ended December 31, 2000.

     All Other Fees -- The total of all other fees paid or due by the Company to Ernst & Young LLP for services rendered during 2000 was $373,621, including audit related services of $358,046 and non-audit services of $15,575. Audit related services generally include fees for accounting consultations and SEC registration statements.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by us during 1999 and 2000 to our Chief Executive Officer and our next four most highly compensated other executive officers who received salary compensation of more than $100,000 during 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                              ANNUAL COMPENSATION        SECURITIES
                                                          ---------------------------    UNDERLYING
OFFICER NAME                    PRINCIPAL POSITION(S)     YEAR   SALARY($)   BONUS($)    OPTIONS(#)     OTHER
------------                    ---------------------     ----   ---------   --------   ------------   -------
Dr. Lance Fors..............  President, Chief            2000   $295,005    $68,850      693,600          N/A
                              Executive Officer,          1999   $255,000    $80,000       85,200
                              Chairman, Director
Rocky Ganske................  Chief Operating Officer     2000   $176,000    $21,300      135,600          N/A
                                                          1999   $131,000    $24,000       30,000
Dr. Bruce Neri..............  Senior Vice President,      2000   $180,000    $24,750       62,400          N/A
                              Research & Development      1999   $154,500    $28,800        9,600
Ian Edvalson................  Senior Vice President of    2000   $180,000    $22,500      120,000          N/A
                              Business and Corporate      1999   $106,250    $20,000       96,000
                              Development
Zoltan Komjathy(1)..........  Vice President of           2000   $146,807         --       44,400      $50,952(2)
                              Marketing and Sales         1999         --         --           --

---------------

(1) Mr. Komjathy joined us in February 2000.

(2) Consists of relocation expenses paid by us.

  OPTION GRANTS IN MOST RECENT FISCAL YEAR

     The following table sets forth information relating to stock options granted during 2000 to our Chief Executive Officer and the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                                          INDIVIDUAL GRANTS
                          --------------------------------------------------
                            NUMBER      PERCENT OF
                              OF          TOTAL                                POTENTIAL REALIZABLE VALUE AT
                          SECURITIES     OPTIONS                               ASSUMED ANNUAL RATES OF STOCK
                          UNDERLYING    GRANTED TO    EXERCISE                 APPRECIATION FOR OPTION TERM
                           OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   -----------------------------
NAME                       GRANTED       2000(1)        SHARE        DATE           5%              10%
----                      ----------   ------------   ---------   ----------   -------------   -------------
Dr. Lance Fors..........   693,600          41%         $8.78      10/03/10     $11,832,816     $17,991,984
Rocky Ganske............   135,600           8%         $8.78      10/03/10     $ 2,313,336     $ 3,517,464
Dr. Bruce Neri..........    62,400           4%         $8.78      10/03/10     $ 1,064,544     $ 1,618,656
Ian Edvalson............   120,000           7%         $8.78      10/03/10     $ 2,047,200     $ 3,112,800
Zoltan Komjathy.........    30,000           2%         $3.37      02/07/10     $   511,800     $   778,200
Zoltan Komjathy.........    14,000           1%         $8.78      10/03/10     $   245,664     $   373,536

---------------

(1) We granted options to purchase a total of 1,708,800 shares of common stock during 2000.

  AGGREGATE OPTION EXERCISES IN 2000 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for our Chief Executive Officer and our other Named Executive Officers who received salary compensation of more than $100,000 in 2000, relating to option exercises in 2000 and the number and value of securities underlying exercisable and unexercisable options held at December 31, 2000:

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          SHARES                         DECEMBER 31, 2000           DECEMBER 31, 2000(2)
                        ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   -----------   -----------   -------------   -----------   -------------
Dr. Lance Fors........       0             0          107,400        736,200      $  973,038     $1,864,830
Rocky Ganske..........       0             0           63,600        152,400      $  587,652     $  429,216
Dr. Bruce Neri........       0             0          124,800         67,200      $1,236,624     $  175,152
Ian Edvalson..........       0             0           48,000        168,000      $  366,240     $  632,640
Zoltan Komjathy.......       0             0            7,500         36,900      $   57,225     $  203,643

---------------

(1) Value realized reflects the fair market value of our common stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(2) Value of unexercised in-the-money options are based on a value of $11.00 per share, the fair market value of our common stock on December 31, 2000 as determined by our Board of Directors. Amounts reflected are based on the value of $11.00 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is provided to stockholders by the Compensation Committee of the Board of Directors:

     The Compensation Committee of the Board of Directors (the "Committee"), comprising four outside directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and stockholder return.

     Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy, and management requirements. These principles are summarized as follows:

     - Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

     - Motivate executives to achieve optimum performance for the Company;

     - Align the financial interest of executives and stockholders through equity-based plans;

     - Provide a total compensation program that recognizes individual contributions as well as overall business results.

     Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Stock Plan. There are two major components to the Company's executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

          1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

          2. Long-Term Incentives. The Company's Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company's equity.

          3. Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 2000 for any executive officer.

SECTION 162(m) OF THE INTERNAL REVENUE CODE LIMITATIONS ON EXECUTIVE
COMPENSATION

     In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2000.

     It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

     The foregoing Committee Report shall not be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The Compensation Committee of the
                                          Board of Directors

                                          Lloyd Smith
                                          Tom Daniel
                                          John Neis
                                          Preston Tsao

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting related to fiscal year 2000. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for the year ended December 31, 2000. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

     The foregoing Committee Report shall not be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The Audit Committee of the Board of
                                          Directors

                                          John Neis
                                          G. Steven Burrill
                                          Preston Tsao

December 31, 2000

                             PRINCIPAL STOCKHOLDERS

     The following table shows information known to us with respect to the beneficial ownership of our common stock as of December 31, 2000 and as adjusted to reflect the sale of the shares of common stock offered under this prospectus, by

     - each person (or group of affiliated persons) who owns beneficially 5% or more of our common stock;

     - each of our directors;

     - the Named Executive Officers; and

     - all of our directors and executive officers as a group.

     Except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Addresses for those individuals for which an address is not otherwise indicated is: c/o Third Wave Technologies, Inc., 502 South Rosa Road, Madison, Wisconsin 53719.

                                                                   SHARES BENEFICIALLY OWNED
                                                           ------------------------------------------
                                                                          SHARES SUBJECT TO
BENEFICIAL OWNER                                           TOTAL NUMBER        OPTIONS        PERCENT
----------------                                           ------------   -----------------   -------
5% STOCKHOLDERS:
Entities affiliated with John Neis(1)....................    2,557,200                          8.31%
Entities affiliated with Tom Daniel(2)...................    2,136,000                          6.94
The Wellcome Trust Limited, as trustee of the Wellcome
  Trust(3)...............................................    1,798,800                          5.85
James Dahlberg, Ph.D.(4).................................    1,974,000                          6.41
EXECUTIVE OFFICERS AND DIRECTORS:
Lance Fors, Ph.D.(5).....................................    2,244,600         270,600          6.41
Ian Edvalson.............................................       72,000          72,000             *
Lloyd M. Smith Ph.D.(6)..................................    1,974,000                          6.41
John Neis................................................    2,557,200                          8.31
Preston Tsao(7)..........................................      100,800                             *
David A. Thompson(8).....................................       39,600          39,600             *
Kenneth R. McGuire.......................................    6,014,400                         19.55
G. Steven Burrill(9).....................................    1,003,200                          3.26
Thomas Daniel(2).........................................    2,136,000                          6.94
Rocky Ganske.............................................       91,200          91,200             *
Bruce Neri, Ph.D.........................................      152,400         136,800             *
Shaun Lonergan...........................................       48,600          39,000             *
Zoltan Komjathy..........................................       17,400          17,400             *
John Comerford...........................................        9,900           9,900             *
Alex Kasper..............................................       13,200           7,200             *
All directors and executive officers as a group (15
  persons)...............................................   16,474,500         683,700         51.32%

---------------

(1) Consists of 1,941,600 shares held by Venture Investors of Wisconsin and 445,200 shares held by Venture Investors Early Stage II Limited Partnership and 170,400 shares held by Venture Investors Early Stage Fund III Limited Partnership. The address of Venture Investors of Wisconsin, Inc. is 505 South Rosa Road, Madison, Wisconsin 53719.

(2) Consists of 1,612,800 shares owned by Schroder Ventures International Life Sciences Fund II LPI, 464,400 shares held by Schroder Ventures International Life Sciences Fund II LPII, 24,000 shares held by Schroder Ventures International Life Sciences Fund II LPIII, 6,000 shares held by Schroder Ventures Co-Investment Scheme, 3,600 shares held by Schroder Ventures Strategic Partners LP, and 25,200 shares held by Schroder Ventures Investments Limited. The address of Schroder Ventures International Life Sciences Fund II, LPI, Schroder Ventures International Life Sciences Fund II LPII, and Schroder Ventures International Life Sciences Fund II LPIII is 787 Seventh Avenue, 34th Floor, New York, NY 10019. The address of Schroder Ventures Co-Investment Scheme is 22 Church Street, Hamilton, Bermuda, HM11. The address of Schroder Ventures Investments Limited is P.O. Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey GY1 4ND Channel Islands, United Kingdom. The address of any other entities affiliated with Tom Daniel is 20 Southhampton Street, London UK WC2E 7QG.

(3) The individual trustees of the Wellcome Trust Limited, who have ultimate voting and investment power over the shares of common stock owned by Wellcome Trust, are: (i) Adrian Bird; (ii) Martin Bobrow; (iii) Dominic Cadbury; (iv) Christopher Edwards; (v) Julian Jack; (vi) Michael Rutter;
    (vii) Jean Thomas; (viii) Edward Walker-Arnott; (ix) Mark Walport; and (x) David Weatherall.

(4) Includes 216,000 shares of common stock held in a voting trust for the benefit of Dr. Dahlberg's family members. Dr. Dahlberg is the sole trustee of the voting trust. Also includes 144,000 shares of common stock in irrevocable trusts for his daughters, Caroline Lund Dahlberg and Maria Lund Dahlberg. Dr. Dahlberg is a special trustee of both irrevocable trusts for the sole purpose of voting the shares.

(5) Includes 1,974,000 shares of common stock held in a voting trust for the benefit of Dr. Fors' family members. Dr. Fors and his wife, Charlotte H. Selover, are co-trustees of this voting trust.

(6) Includes 244,800 shares of common stock held in a voting trust for the benefit of Dr. Smith's family members. Dr. Smith is the sole trustee of the said voting trust.

(7) Mr. Tsao's address is 135 East 57th, New York, NY 10022.

(8) Mr. Thompson's address is 40 South Wynstone Drive, North Barrington, IL
    60010.

(9) Consists of 1,003,200 shares held by the Burrill Agbio Capital Fund, LP. Mr. Burrill is general partner of Burrill Agbio Capital Fund, LP and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company completed its initial public offering in February, 2001 and therefore, was not subject to the reporting requirements of the Securities Exchange Act of 1934 in fiscal 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since January 1, 2000 we have not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have an interest, other than the transactions described below.

     In July 2000, we sold shares of our series F preferred stock to investors, including holders of more than 5% of our common stock and directors, officers and related parties, at a price of $8.78 per share.

     The number of shares of common stock and each series of preferred stock purchased by our holders of more than 5% of our common stock and directors, officers and related parties in these transactions are set forth in the table below:

                                                                CLASS/SERIES
                                                                  OF STOCK
                        STOCKHOLDER                               SERIES F
                        -----------                             ------------
HOLDERS OF MORE THAN 5%:
ENTITIES AFFILIATED WITH JOHN NEIS(1)
  Venture Investors of Wisconsin............................            --
  Venture Investors Early Stage Fund II LP..................            --
  Venture Investors Early Stage Fund III LP.................       170,400
ENTITIES AFFILIATED WITH KENNETH MCGUIRE....................            --
ENTITIES AFFILIATED WITH TOM DANIEL(2)
     Schroder Ventures International Life Sciences Fund II
      LPI...................................................       208,800
     Schroder Ventures International Life Sciences Fund II
      LPII..................................................        88,800
     Schroder Ventures International Life Sciences Fund II
      LPIII.................................................        24,000
     Schroder Ventures Co-Investment Scheme.................         6,000
     Schroder Ventures Strategic Partners LP................         3,600
     Schroder Ventures Investments Limited..................        25,200
OTHER 5% HOLDERS
     The Wellcome Trust Limited, as trustee of The Wellcome
      Trust.................................................       315,600

     In October 1998, we and a venture capital fund managed by G. Steven Burrill, one of our directors, formed a new company known as Third Wave Agbio, Inc. or Agbio. In this transaction, we received 1,000 shares of common stock of Agbio, representing 50% of the outstanding shares of Agbio. At the time of formation of Agbio, we granted Agbio an exclusive worldwide license in the field of agriculture under our patents and proprietary rights. In December 1999, we entered into an Operation, Development and Supply Agreement with Agbio under which we are developing agricultural applications of our Invader operating system for Agbio for the field of agriculture. Agbio will have exclusive rights to commercialize products developed under this agreement for the field of agriculture. Under this agreement, we also provide administrative and management services to Agbio. During 2000, we billed Agbio $576,000 for research and development activities and administrative and managerial services which we believe to be the fair market value of these services. In addition, in connection with the formation of Agbio, we and the venture fund affiliated with Mr. Burrill entered into a principal stockholders agreement under which, among other things, each party has granted the other party a right of first refusal upon the sale of its shares of Agbio. For example, in the event we wished to sell our shares of Agbio, we would have to offer the venture fund the opportunity to purchase the shares at the same price and on the same terms.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the stockholders at the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors

                                          /s/ LANCE FORS

                                          Lance Fors
                                          Chief Executive Officer

Dated: September 27, 2001

                                                                      APPENDIX A

                         THIRD WAVE TECHNOLOGIES, INC.
                             A DELAWARE CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                    PURPOSES

     The purpose of the Audit Committee of the Board of Directors of Third Wave Technologies, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

          1.  Will be an independent director;

          2. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

          3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

          The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

          2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

          3. Reviewing the independent auditors' proposed audit scope, approach and independence;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

          6. Recommending to the Board of Directors the appointment of independent auditors;

          7.  Reviewing fee arrangements with the independent auditors;

          8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

          9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

          10. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

          11. Overseeing compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

          12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          13. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

          17. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

     The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

     The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                    MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                          THIRD WAVE TECHNOLOGIES, INC.

                  THIS PROXY IS SOLICITED BY THE MANAGEMENT OF

                          THIRD WAVE TECHNOLOGIES, INC.


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        This proxy is solicited by the Board of Directors of Third Wave Technologies, Inc.

        IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 BELOW.

        The undersigned appoints John Comerford with full power of substitution, the attorney and proxy of the undersigned to vote and otherwise represent all of the shares of common stock registered in the name of the undersigned at the Annual Meeting of Stockholders of Third Wave Technologies, Inc. (hereinafter called the "Company") to be held at the offices of the Company at 9:00 a.m. on Wednesday, October 24, 2001 and any adjournments thereof, with the same effect as if the undersigned were present and voting the applicable shares of common stock on matters set forth in the Notice and Proxy Statement, a copy of which has been received by the undersigned, as follows:

        1. The election of the following persons as directors of the Company to serve until their successors shall be duly elected and qualified:

           Name of Nominee             For                    Abstain
           ---------------             ---                    -------
           Lance Fors                  [ ]                       [ ]

           David A. Thompson           [ ]                       [ ]

           Kenneth R. McGuire          [ ]                       [ ]

 For, except vote withheld from the following nominee(s):

        2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

                [ ]   For          [ ]   Against        [ ]  Abstain

        3. In their discretion, upon any such other matters which may properly come before the meeting or any adjournments thereof.

                [ ]   Grant Authority                   [ ]  Withhold Authority

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S SLATE OF DIRECTORS AND FOR ALL OTHER ITEMS SET FORTH ABOVE AND, IN THE DISCRETION OF THE PROXYHOLDERS, ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                             DATED:
                                            Signature of Stockholder

DATED:
      -----------------                     --------------------------------
                                            Signature of Stockholder


                                                 -------------------------------
                                                 PLEASE PRINT NAME(S)


                                                 -------------------------------


        I plan to attend the meeting: [ ]  Yes   [ ]  No

        Taxpayer Identification No. (or Social Security Number):
                                                                ----------------

        (PLEASE NOTE THAT MEMBERS OF MANAGEMENT ARE NOT EXPECTED TO BE PHYSICALLY PRESENT AT THE MEETING)

        Sign exactly as your name(s) appear(s) on the stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock is registered in two names, both should sign.

        STOCKHOLDERS SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                      PLEASE RETURN ALL PAGES OF THIS PROXY



                                                                            -25-